Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark Bradley, Chief Executive Officer and Principal Financial Officer of Players Network, a Nevada corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q of Players Network. (the "Registrant") for the fiscal quarter ended September 30, 2009 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 16, 2009
 /S/ Mark Bradley
Name:  Mark Bradley
Title: Chief Executive Officer and Principal Financial Officer